                               JHAVERI VALUE FUND

PROSPECTUS                                                       AUGUST 1, 1997

                                 P.O. Box 16188
                              Cleveland, Ohio 44116

                  For questions about investing in the Fund or
               For Information, Shareholder Services and Requests:
                                 (216) 356-1565

         Jhaveri Value Fund is a mutual fund whose investment objective is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its Adviser, Investments Technology, Inc., to have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser.

         The Fund is "no-load," which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. The Fund is a series of The Jhaveri Trust, an open-end management investment company.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, ENTITY, OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         This Prospectus sets forth the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 1, 1997, which is incorporated herein by reference and can be obtained without charge by calling the Fund at one of the phone numbers listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES

         The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

         Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases........................................NONE
Sales Load Imposed on Reinvested Dividends.............................NONE
Deferred Sales Load....................................................NONE
Redemption Fees........................................................NONE
Exchange Fees..........................................................NONE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(1)

Management Fees........................................................2.50%
12b-1 Charges..........................................................NONE
Total Fund Operating Expenses..........................................2.50%

1 The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's operating expenses.

Example
-------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                1 YEAR        3 YEARS         5 YEARS        10 YEARS
                ------        -------         -------        --------
                  $25            $78            $133            $284

                              FINANCIAL HIGHLIGHTS


         The following condensed supplementary financial information for the period ended May 1, 1995 (commencement of operations) through March 31, 1997, is derived from the audited financial statements of the Trust and has been audited by McCurdy & Associates CPA's, Inc., the independent public accountants for the Trust. The financial statements of the Trust and related auditor's report are included in the Trust's Annual Report dated March 31, 1997. Additional performance information is included in the Annual Report, which is available upon request without charge.



                               JHAVERI VALUE FUND
                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period

                                                                 For the period
                                                 For the year       5/1/95 *
                                                    ended           through
                                                   3/31/97          3/31/96
                                                ------------     -------------

Net asset value - beginning of period                $12.38           $12.00

Income from investment operations
Net investment income (loss)                          (.11)              .00
Net gain on investments both
realized and unrealized                                1.27              .79
                                                  ---------        ---------
Total from investment operations                       1.16            12.79

Less distributions
Dividends from net investment income                    -                .04
Dividends from capital gains                            .90              .37
                                                  ---------        ---------
Net asset value - end of period                      $12.64           $12.38
                                                  =========        =========
Total Return                                          9.23%            7.45%**

Ratios/supplemental data
Net assets, end of period (in 000's)                 11,014            9,124
Ratio of expenses to average net assets               2.50%            2.50%**
Ratio of net investment income (loss)
to average net assets                                (.87)%            (.02)%**
Portfolio turnover rate                              54.48%           45.23%
Average commission rate paid                          .0363              -


* Commencement of Operations
**Annualized

                                    THE FUND

         Jhaveri Value Fund (the "Fund") was organized as a series of The Jhaveri Trust (the "Trust") on January 18, 1995, and commenced operations on May 1, 1995. The investment adviser to the Fund is Investments Technology, Inc. (the "Adviser").

                       INVESTMENT OBJECTIVE AND STRATEGIES

         The investment objective of the Fund is to provide long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a broad range of common stocks which the Adviser believes have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser. However, the Fund will also invest in dividend paying stocks, and it is expected that the Fund will generate a combination of current income and long term capital appreciation.

         The Fund is intended for investors with a long term wealthbuilding horizon. The Adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of industries and companies. While the Fund ordinarily will invest in common stocks of U.S. companies, it may invest in foreign companies through the purchase of American Depository Receipts.

         The Adviser's investment model applies historical, fundamental and technical analyses to a data base of more than 1,500 companies to determine optimum buy and sell ranges for the common stock of each of the companies in the data base. The Adviser uses its investment model to screen the companies in the data base, then selects stocks to provide industry and company diversification.

         The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock regardless of the movement of stock prices. The Fund normally will invest primarily in common stocks of established companies whose securities, in the opinion of the Adviser, enjoy a fair degree of marketability. Most equity securities in the Fund's portfolio are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ over-the-counter market.

         For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments (high quality fixed income securities with maturities of less than one year), securities of money market funds or repurchase agreements fully collateralized by U.S. government obligations. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees.

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.


                            HOW TO INVEST IN THE FUND

         Subject to a minimum initial investment of $10,000 ($2,000 for retirement accounts) and minimum subsequent investments of $1,000, you may invest any amount you choose, as often as you want, in the Fund.

INITIAL PURCHASE

         BY MAIL - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to Jhaveri Value Fund, and sent to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

U.S. mail: Jhaveri Value Fund              Overnight:  Jhaveri Value Fund
           P.O. Box 640994                             c/o Star Bank, N.A.
           Cincinnati, Ohio 45264-0994                 Mutual Fund Custody Dept.
                                                       425 Walnut St. M.L. 6118
                                                       Cincinnati, Ohio 45202


Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

         BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Fund at 216-356-1565 to set up your account and obtain an account number. You should be prepared to provide the information on the application to the Fund. Then, you should provide your bank with the following information for purposes of wiring your investment:

                    Star Bank, N.A. Cinti/Trust
                    ABA #0420-0001-3
                    Attn:  Jhaveri Value Fund
                    D.D.A. # 48360-9483
                    Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

         You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and Maxus Information Systems, Inc., the Fund's transfer agent (the "Transfer Agent") are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Fund at any time (minimum of $1,000) by mail or wire. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to Jhaveri Value Fund and should be sent to the Custodian's address. A bank wire should be sent as outlined above.

TAX SHELTERED RETIREMENT PLANS

         Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Fund.

OTHER PURCHASE INFORMATION

         You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund's investment criteria and the Adviser deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Fund for additional information.

         Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may redeem any part of your account in the Fund at no charge by mail. All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Your request should be addressed to:


                           Jhaveri Value Fund
                           c/o Maxus Information Systems, Inc.
                           28601 Chagrin Blvd., Suite 500
                           Cleveland, Ohio  44122

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Transfer Agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund at (216) 356-1565. Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                             SHARE PRICE CALCULATION

         The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains at least once a year and its net short term capital gains at least once a year.

         Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time.

                                      TAXES

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

         The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

         Unless a shareholder of the Fund furnishes his or her certified taxpayer identification number (social security number for individuals) and certifies that he is not subject to backup withholding, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund will make a corresponding charge against the account.

                              TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

                  Name                              Position
                  ----                              --------

         *Ramesh C. Jhaveri                Chairman of the Board, Chief Executive Officer
                                           and Trustee
         *Saumil R. Jhaveri                President, Treasurer, Secretary and Trustee
          Mukul M. Mehta                   Trustee
          James F. Mueller                 Trustee
          David R. Zavagno                 Trustee

         The principal occupations of the executive officers and Trustees of the Trust during the past five years are set forth below:

         Ramesh C. Jhaveri, P.O. Box 16188, Cleveland, Ohio 44116, is the president of Investments Technology, Inc., an investment counseling firm which he founded in 1983. He is licensed at Financial America Securities, Inc., an NASD broker-dealer, as an account executive, options principal and general securities principal.

         Saumil R. Jhaveri, P.O. Box 16188, Cleveland, Ohio 44116, is the vice president of Investments Technology, Inc., where he has been working full time since 1991. He received his

Bachelor of Science degree in Finance from Ohio State University in 1991. He is the son of Ramesh C. Jhaveri.

         Mukul M. Mehta, 11000 Cedar Avenue, Cleveland, Ohio 44106, is the founder and president of Quality Sciences, Inc., a consulting and software development firm assisting chemical industry clientele including Fortune 500 companies. Prior to May, 1992, he was an employee of BF Goodrich Company, where he managed a consulting group using computer applications for solving technical and business problems.

         James F. Mueller, P.O. Box 280, Amherst, Ohio 44001, is advertising director for Ed Mullinax Ford, a car dealer, and is a television sportscaster for the Cleveland Browns.

         David R. Zavagno, 30325 Bainbridge Road, Solon, Ohio 44139, is the founder and president of Universal Medical Systems, Inc., a company specializing in diagnostic imaging equipment design, sales and installation.


                              OPERATION OF THE FUND


         The Fund is a diversified series of The Jhaveri Trust, an open-end management investment company organized as an Ohio business trust on January 18, 1995. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains Investments Technology, Inc., P.O. Box 16188, Cleveland, Ohio 44116 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is an Ohio-based company of which Ramesh C. Jhaveri is the controlling shareholder. Mr. Jhaveri and Saumil R. Jhaveri are primarily responsible for the day-to-day management of the portfolio of the Fund. Ramesh C. Jhaveri is the Chairman of the Board, Chief Executive Officer, and a Trustee of the Trust, and has served as the President, Treasurer, and a Director of the Adviser since 1983. Saumil R. Jhaveri is the President, Treasurer, Secretary and a Trustee of the Trust and has served as the Vice President, Secretary, and a Director of the Adviser since 1991. Both are responsible for the development and refinement of the Adviser's proprietary investment model, which they use in the management of investments for individuals, corporations, pension plans, trusts, retirement plans and charitable and endowment accounts.


         The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 2.50% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses except those specified above are paid by the Adviser.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. Financial America Securities, Inc., a registered broker-dealer of which Mr. Ramesh Jhaveri is an account executive, receives brokerage commissions from the Fund. Mr. Jhaveri receives no compensation from Financial America Securities, Inc. as a result of those commissions. The Adviser (not the Fund) may pay fees to certain fund consultants based on investments made and maintained by investors such consultants have referred to the Fund. The Trust retains Maxus Information Systems, Inc. to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains Maxus Securities Corp., 28601 Chagrin Blvd., Suite 500, Cleveland, Ohio 44122 to act as the distributor of the Fund's shares in certain states.

           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

         This section contains general information about various types of securities and investment techniques.

EQUITY SECURITIES

         The Fund may invest in common stocks and closed-end investment companies which invest primarily in common stocks. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

         Equity securities include common stocks of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

         The Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

         Equity securities are subject to price fluctuations depending on a variety of factors, including market, business and economic conditions. Investment in common stocks can involve special risks. In seeking long term capital appreciation, the Fund may often purchase common stock of small and medium size companies which may fluctuate in price more than common stocks of larger, more mature companies, such as many of those included in the Dow Jones Industrial Average. Therefore, an investor should expect that the share price of the Fund will often be more volatile, in both "up" and "down" markets, than most of the popular stock averages.

INVESTMENT TECHNIQUES

                  The Fund may borrow money in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made. The Fund may invest up to 5% of its net assets in repurchase agreements fully collateralized by U.S. Government obligations. The Fund also is permitted to invest in money market funds to maintain liquidity or pending selection of investments in accordance with its policies.

                               GENERAL INFORMATION

         FUNDAMENTAL POLICIES. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

         PORTFOLIO TURNOVER. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

         SHAREHOLDER RIGHTS. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. As of May 6, 1997, the Triad-Erisa Partnership, Ramesh C. Jhaveri and Nalini R. Jhaveri, M.D. may be deemed to control the Fund as a result of their respective beneficial ownership of the shares of the Fund.

                             PERFORMANCE INFORMATION

         The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

         The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

          The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

         THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.

INVESTMENT ADVISER
Investments Technology, Inc.
P.O. Box 16188
Cleveland, Ohio  44116

CUSTODIAN (ALL INITIAL AND SUBSEQUENT PURCHASES)
Star Bank, N.A.
P.O. Box 640994
Cincinnati, Ohio  45264-0994

TRANSFER AGENT (ALL REDEMPTION REQUESTS)
Maxus Information Systems, Inc.
28601 Chagrin Blvd., Suite 500
Cleveland, Ohio  44122

AUDITORS
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.




                                TABLE OF CONTENTS

                                                                              PAGE

SUMMARY OF FUND EXPENSES.....................................................  2

         Shareholder Transaction Expenses....................................  2
         Annual Fund Operating Expenses......................................  2

THE FUND.....................................................................  3

INVESTMENT OBJECTIVE AND STRATEGIES..........................................  3

HOW TO INVEST IN THE FUND....................................................  4

         Initial Purchase....................................................  4
         By Mail.............................................................  4
         By Wire.............................................................  4
         Additional Investments..............................................  5
         Tax Sheltered Retirement Plans......................................  5
         Other Purchase Information..........................................  5

HOW TO REDEEM SHARES.........................................................  6

         Additional Information..............................................  6

SHARE PRICE CALCULATION......................................................  7

DIVIDENDS AND DISTRIBUTIONS..................................................  7

TAXES........................................................................  8

TRUSTEES AND OFFICERS........................................................  8

OPERATION OF THE FUND......................................................... 9

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS................... 10

         Equity Securities................................................... 10
         Investment Techniques............................................... 11

GENERAL INFORMATION.......................................................... 11

         Fundamental Policies................................................ 11
         Portfolio Turnover.................................................. 11
         Shareholder Rights.................................................. 11

PERFORMANCE INFORMATION...................................................... 11

                               JHAVERI VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1997

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Jhaveri Value Fund dated August 1, 1997. A copy of the Prospectus can be obtained by writing the Transfer Agent at 28601 Chagrin Blvd., Suite 500, Cleveland, Ohio 44122, or by calling 216-356-1565.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                         PAGE
                                                                         ----


DESCRIPTION OF THE TRUST................................................  1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
AND RISK CONSIDERATIONS.................................................  2

INVESTMENT LIMITATIONS..................................................  3

THE INVESTMENT ADVISER..................................................  5

TRUSTEE COMPENSATION....................................................  6

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................  6

DETERMINATION OF SHARE PRICE............................................  8

INVESTMENT PERFORMANCE..................................................  8

CUSTODIAN...............................................................  9

TRANSFER AGENT..........................................................  9

ACCOUNTANTS............................................................. 10

FINANCIAL STATEMENTS.................................................... 10

DESCRIPTION OF THE TRUST

         The Jhaveri Trust (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 18, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of one series have been authorized, which shares constitute the interests in Jhaveri Value Fund (the "Fund").

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Prospectus.

         As of May 6, 1997, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: Ramesh C. Jhaveri and Nalini R. Jhaveri, M.D. (including the shares owned by Triad-Erisa Partnership) 18820 High Pkwy., Rocky River, Ohio 44116 -- 34.69% Margaret A. Weekley, 1420 W. Bagley Road, Berea, Ohio 44017 -- 8.25%; Ramesh J. Brahmbhatt, M.D., 24224 Lake Road, Bay Village, Ohio 44140 -- 6.99%; Chonilal K. Lalwani and Vidya C. Lalwani, M.D., 4410 Valley Forge Drive, Fairview Park, Ohio 44126 -- 7.70%.

         As of May 6, 1997, the Triad-Erisa Partnership (a partnership controlled by Ramesh C. Jhaveri), Ramesh C. Jhaveri and Nalini R. Jhaveri, M.D. (the wife of Ramesh C. Jhaveri) may be deemed to control the Fund as a result of their respective beneficial ownership of the shares of the Fund. As of May 6, 1997, the officers and trustees as a group may be deemed to beneficially own 37.93% of the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

         A. REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

         B. LOANS OF PORTFOLIO SECURITIES. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

         C. ILLIQUID SECURITIES. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities.

         D. OTHER INVESTMENT COMPANIES. The Fund is permitted to invest in other investment companies at any time. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees.

INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

         3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

         5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly
                                      - 3 -
offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

         i. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         ii. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

         iii. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         iv. SHORT SALES. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

         v. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles.

         vi. REPURCHASE AGREEMENTS. The Fund will not invest more than 5% of its net assets in repurchase agreements.

         vii. LOANS OF PORTFOLIO SECURITIES. The Fund will not make a loan of portfolio securities which would cause the value of all such loans outstanding to exceed 5% of the Fund's net assets.

         viii. ILLIQUID INVESTMENTS. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.


THE INVESTMENT ADVISER

         The Trust's investment adviser is Investments Technology, Inc., P.O. Box 16118, Cleveland, Ohio 44116. Ramesh C. Jhaveri and Saumil R. Jhaveri may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions as officers and directors of the Adviser. They, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the period from April 1, 1996 through March 31, 1997, and for the period from May 1, 1995 (the Fund's inception) through March 31, 1996, the Fund paid fees to the Adviser of $261,501 and $181,243, respectively.

         The Adviser retains the right to use the name "Jhaveri" in connection with another investment company or business enterprise with which the Adviser is or may become associated.

The Trust's right to use the name "Jhaveri" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEE COMPENSATION

         The compensation paid to the Trustees of the Trust for the fiscal year ended March 31, 1997 is set forth in the following table:


===============================================================================

                                            TOTAL COMPENSATION FROM TRUST (THE
          NAME                AGE           TRUST IS NOT IN A FUND COMPLEX)1
-------------------------------------------------------------------------------
Ramesh C. Jhaveri             60                            0
-------------------------------------------------------------------------------
Saumil R. Jhaveri             28                            0
-------------------------------------------------------------------------------
Mukul M. Mehta                51                           800
-------------------------------------------------------------------------------
James F. Mueller              54                           800
-------------------------------------------------------------------------------
David R. Zavagno              42                           800
===============================================================================

1 Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         While The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

         The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Financial America Securities, Inc., in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through RPR Clearing Services, Inc., a division of Rauscher Pierce Refsnes, Inc.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Purchases made directly through a market maker may include the spread between the bid and asked prices.

         Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Financial America Securities, Inc.) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, Financial America Securities, Inc. will not serve as the Fund's dealer in connection with over-the-counter transactions. However, Financial America Securities, Inc. may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through RPR Clearing Services, Inc., a division of Rauscher, Pierce Refsnes, Inc.

         The Fund will not effect any brokerage transactions in its portfolio securities with Financial America Securities, Inc. if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates of affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to Financial America Securities, Inc., it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by Financial America Securities, Inc. on comparable transactions for its most favored unaffiliated customers, except for customers of Financial America Securities, Inc. considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by Financial America Securities, Inc. to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

         The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by Financial America Securities, Inc. or Mr. Ramesh C. Jhaveri from brokerage commissions generated from portfolio transactions of the Fund.

         While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. Financial America Securities, Inc. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

         To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

         For the fiscal year ended March 31, 1997, and for the period from May 1, 1995 (the Fund's inception) through March 31, 1996, the Fund paid brokerage commissions of $32,296 and $56,565, respectively, to Financial America Securities, Inc. for effecting 100% of the Fund's commission transactions.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.


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
         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

         The average annual total return for the Fund for the year ended March 31, 1997 and for the period from May 1, 1996 (the Fund's inception) through March 31, 1996 were 9.23% and 7.45% (annualized), respectively.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         MAXUS Information Systems, Inc., 28601 Chagrin Blvd., Suite 500, Cleveland, Ohio 44122 ("MAXUS") acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, MAXUS acts as the Fund's administrator, providing the Fund with certain monthly reports, record-keeping and other management- related services. For its services as transfer agent and administrator, MAXUS will receive a monthly fee from the Adviser of $.83 per shareholder, subject to a minimum monthly fee of $800. Prior to April 1, 1997, American Data Services ("ADS") acted as fund administrator. For the year ended March 31, 1997, and for the period from May 1, 1995 (the Fund's inception) through March 31, 1996, ADS received $16,931 and $14,300, respectively, for its services as administrator.

ACCOUNTANTS

         The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending March 31, 1998. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Maxus Securities Corp., 28601 Chagrin Blvd., Suite 500, Cleveland, Ohio 44122, is an agent for distribution of shares of the Fund in certain states. The distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

         The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Funds will provide the Annual Report without charge at written request or request by telephone.







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